Exhibit 99.4
A. Schulman Acquires McCann Color
1.	Why is A. Schulman acquiring McCann Color?

A. Schulman’s strategic objectives include being a leading global manufacturer in both masterbatch and rotomolding, as well as a leading global niche player in engineered plastics. The McCann Color acquisition advances our position in one of these key areas, the North American masterbatch market. McCann Color has a high-quality, custom color operation with the flexibility and efficiency to advance growth in our target markets.

2.	Who is McCann Color?

McCann Color provides specially formulated color concentrates to match precise customer specifications. Other products and services include UV absorbers, dry color, toll compounding and blending, and flame retardant compounds. Its products are used in end markets such as packaging, lawn and garden, furniture, consumer products and appliances. McCann Color serves customers from its state-of-the-art, 48,000-square-foot, expandable North Canton facility.

3.	What is the strategic fit between A. Schulman and McCann Color?

McCann Color is a perfect fit with our strategy to be a leading global manufacturer in the masterbatch business, and specifically, to advance the profitable growth of our North American color operations. We are extremely selective about the acquisitions we make, and McCann Color meets our criteria of providing growth opportunities for our business, generating maximum return on invested capital and creating additional shareholder value.

4.	What significance does McCann Color’s expertise in color hold for A. Schulman?

McCann Color’s facility in North Canton was built in 1998 exclusively to manufacture color concentrates. This strategic move allows us to gain a high-quality, custom color operation that has the capacity, flexibility and efficiency to advance our growth in our targeted markets and reduces A. Schulman’s dependence on the automotive market. McCann Color’s operations will complement our other North American masterbatch facilities in Akron and San Luis Potosi.

5.	What does this mean for the customers of both companies?

The two companies believe this transaction will bring significant value and opportunity to the customers of the combined business as a result of:
o	A high-quality, custom color operation with the flexibility and efficiency to grow

o	Technical expertise to allow A. Schulman to continually develop innovative solutions that provide the most accurate color match to satisfy customers’ specifications

o	A state-of-the-art facility built exclusively to manufacture color concentrates
6.	Is A. Schulman considering other acquisitions?

The improvements we’ve made to our operations and balance sheet during the past two years have strengthened our financial position and allowed us to invest in strategic acquisitions. We’ll continue to be selective in seeking acquisitions that will provide the highest impact for the business, generate maximum return on invested capital and create additional shareholder value, and, most importantly, support our Company’s strategic objectives.

7.	How will this transaction impact the geographic mix of A. Schulman’s business?

McCann Color’s color facility in North Canton is largely complementary to A. Schulman’s existing operations and will greatly expand A. Schulman’s ability to serve customers in the North American masterbatch market.

8.	What steps remain before the transaction can be finalized? What is your time frame for closing the deal?

The transaction was finalized and the acquisition closed prior to the announcement on March 1, 2010. As a result of the acquisition, A. Schulman will close its Polybatch Color Center operations at Sharon Center, Ohio, and will consolidate production to the McCann Color facility in North Canton.

9.	What is the total cost of this transaction?

Under the terms of the agreement, A. Schulman will pay less than $10 million in cash.

10.	How will you integrate McCann Color into Schulman?

We expect to integrate McCann Color’s operations seamlessly and quickly, as they are highly complementary to A. Schulman’s other masterbatch operations. The acquisition integration and consolidation of Polybatch Color Center operations are expected to be completed by the end of the Company’s current fiscal year, August 31, 2010.
“Safe Harbor” Statement under the Private Securities Litigation Reform Act of 1995
     A number of the matters discussed in this release that are not historical or current facts deal with potential future circumstances and developments, in particular, information regarding expected synergies resulting from the merger of A. Schulman and ICO, combined operating and financial data, the combined company’s plans, objectives, expectations and intentions and whether and when the transactions contemplated by the merger agreement will be consummated.

The discussion of such matters is qualified by the inherent risks and uncertainties surrounding future expectations generally, and also may materially differ from actual future experience involving any one or more of such matters. Such risks and uncertainties include: the risk that the businesses will not be integrated successfully; the risk that the cost savings and any other synergies from the transaction may not be fully realized or may take longer to realize than expected; restrictions imposed by outstanding indebtedness; fluctuations in the prices of sources of energy or resins and other raw materials; worldwide and regional economic, business, and political conditions, including continuing economic uncertainties in some or all major product markets; changes in customer demand and requirements; business cycles and other industry conditions; the timing of new services or facilities; ability to compete; effects of compliance with laws; fluctuations in the value of currencies in major areas where operations are located, including the U.S. dollar, Euro, U.K. pound sterling, Canadian dollar, Mexican peso, Chinese yuan, and Indonesian rupiah; matters relating to operating facilities; effect and costs of claims (known or unknown) relating to litigation and environmental remediation; ability to manage global inventory; ability to develop technology and proprietary know-how; ability to attract and retain key personnel; escalation in the cost of providing employee health care; performance of the global automotive market; disruption from the transaction making it more difficult to maintain relationships with customers, employees or suppliers; the failure to obtain governmental approvals of the transaction on the proposed terms and schedule, and any conditions imposed on the combined company in connection with consummation of the merger; the failure to obtain approval of the merger by the stockholders of ICO and the failure to satisfy various other conditions to the closing of the merger contemplated by the merger agreement; and the risks that are described from time to time in A. Schulman’s and ICO’s respective reports filed with the SEC, including A. Schulman’s Annual Report on Form 10-K for the year ended August 31, 2009 and ICO’s Annual Report on Form 10-K for the year ended September 30, 2009, in each case, as such reports may have been amended. This release speaks only as of its date, and A. Schulman and ICO each disclaims any duty to update the information herein.
Additional Information and Where to Find It
     In connection with the proposed transaction, A. Schulman has filed a Registration Statement on Form S-4 with the SEC
(Reg. No. 333-164085) containing a preliminary proxy statement/prospectus regarding the proposed merger. SHAREHOLDERS OF ICO ARE ENCOURAGED TO READ THE REGISTRATION STATEMENT AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC, INCLUDING THE PROXY STATEMENT/ PROSPECTUS THAT IS PART OF THE REGISTRATION STATEMENT, BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED MERGER. The final proxy statement/prospectus will be mailed to stockholders of ICO. Investors and security holders will be able to obtain the documents free of charge at the SEC’s website, www.sec.gov, from A. Schulman, Inc. at its website, www.aschulman.com, or from ICO, Inc. at its website, www.icopolymers.com, or 1811 Bering Drive, Suite 200, Houston, Texas, 77057, attention: Corporate Secretary.
This communication shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.

Participants In Solicitation
     A. Schulman and ICO and their respective directors and executive officers, other members of management and employees and the proposed directors and executive officers of the combined company, may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction. Information concerning the proposed directors and executive officers of the combined company, A.Schulman’s and ICO’s respective directors and executive officers and other participants in the proxy solicitation, including a description of their interests, is included in the proxy statement/prospectus contained in the above-referenced Registration Statement on Form S-4.